                                                                  Exhibit 10.8.2

                                                            EXECUTION
                                                            ---------

                      FIRST AMENDMENT TO CREDIT AGREEMENT

     This FIRST AMENDMENT TO CREDIT AGREEMENT (this "FIRST AMENDMENT") is entered into as of December 4, 2000, by and between GEERLINGS & WADE, INC., a Massachusetts corporation (the "BORROWER") and CITIZENS BANK OF MASSACHUSETTS, a Massachusetts bank (the "LENDER").

     All capitalized terms not defined herein but defined in that certain Credit Agreement, dated as of April 13, 2000 (the "CREDIT AGREEMENT"), by and between the Borrower and the Lender, shall have the meanings given to such terms in the Credit Agreement.

                            Preliminary Statements:
                            ----------------------

     A. Pursuant to the Credit Agreement and the other Financing Documents, the Lender has made or agreed to make certain Loans to the Borrower; and

     B. The Borrower has requested that the Lender grant certain financial accommodations for the benefit of the Borrower with respect to the Loans, all as more particularly described herein; and

     C. The Lender is unwilling to comply with the foregoing request of the Borrower, unless and until the Borrower has entered into, and agreed to, all of the terms and conditions of, this First Amendment;

     NOW, THEREFORE, in consideration of the mutual agreements and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Waiver of Certain Events of Default. At the request of the Borrower, the Lender hereby waives, for the Borrower's fiscal quarter ended September 30, 2000 only, any Default or Event of Default which has occurred or may have occurred as a result of the failure of the Borrower to comply with (a) any of the financial covenants contained in subsection 6.1 of the Credit Agreement; or (b) any of the covenants contained in Section 3 of the Post-Closing Agreement, dated as of April 13, 2000 (the "EXISTING POST-CLOSING AGREEMENT"), by and between the Borrower and the Lender. The foregoing waiver shall operate solely with respect to the matters and period of time described herein, and shall not impair any right or power accruing to the Lender upon the occurrence or continuance of any other Default or Event of Default under the Credit Agreement and the other Financing Documents, nor shall the waiver contained herein be construed as a waiver of any such other Default or Event of Default or as an acquiescence thereto.

     2.   AMENDMENTS TO CREDIT AGREEMENT.

          2.1  AMENDMENT TO APPENDIX A.

          (a) The definition of the term "Maximum Amount" contained in Appendix A of the Credit Agreement is hereby amended, replaced and superseded in its entirety with the following definition:

               "'MAXIMUM AMOUNT': (a) $2,600,000.00 from November 22, 2000 to and including December 5, 2000, (b) $2,425,000.00 from December 6, 2000 to and including December 19, 2000; (c) $2,225,000.00 from December 20, 2000 to and including January 2, 2001; and (d) $2,000,000.00 from January 3, 2001 to the date on which the Lender receives, in accordance with the provisions of subsection 5.2(b), a Compliance Certificate for the Borrower's fiscal quarter ending December 31, 2000, whereupon on and after such date, the Maximum Amount shall be either (i) $5,000,000.00 if no Event of Default has occurred and is continuing as of such date or (ii) $2,000,000.00 if any Event of Default has occurred and is continuing as of such date."

          (b) The definition of the term "Prime Rate" contained in Appendix A of the Credit Agreement is hereby amended, replaced and superseded in its entirety with the following definition:

               "'PRIME RATE': for any day, a rate equal to the variable rate of interest per annum, most recently announced by the Lender at its headquarters in Boston, Massachusetts, as its "prime rate," with the understanding that the Lender's "prime rate" is one of its interest rates and serves as a basis upon which effective rates of interest are calculated for loans making reference thereto and may not be the lowest of the Lender's interest rates. Any change in the Prime Rate shall be effective as of the effective date stated in the announcement by the Lender of such change."

          2.2 Amendment to Subsection 2.1(a). The first sentence of subsection 2.1(a) of the Credit Agreement is hereby amended, restated and superseded in its entirety as follows:

     "Subject to the terms and conditions hereof, the Lender agrees to make revolving credit loans (hereinafter referred to collectively as the `LOANS' and each singly as a `LOAN') to the Borrower from time to time during the Revolving Credit Period in the aggregate principal amount of up to the Maximum Amount."

          2.3 Amendment to Subsection 6.1(a). Subsection 6.1(a) of the Credit Agreement is hereby amended, restated and superseded in its entirety as follows:

               "(a) Consolidated Debt Service Ratio. On the last day of each fiscal quarter of the Borrower, commencing with the fiscal quarter ending June 30, 2000, the Borrower shall not permit, and shall cause each of its Subsidiaries not to permit, the Consolidated Debt Service Ratio to be less than 1.25 to 1.00 for the fiscal quarter ending on such date."

     3. First Amended and Restated Post-Closing Agreement. The Borrower shall execute and deliver contemporaneously herewith to the Lender a certain First Amended and Restated Post-Closing Agreement (the "RESTATED POST-CLOSING AGREEMENT"), by and between the Borrower and the Lender, which amends, restates and supersedes in its entirety the Existing Post-Closing Agreement and shall be in the form attached hereto as EXHIBIT A. All references contained in the Credit Agreement and the other Financing Documents to the Existing Post-Closing Agreement shall now mean and refer to the Restated Post-Closing Agreement.

     4. Representations and Warranties. The Borrower hereby acknowledges and confirms that all of its representations and warranties contained in the Credit Agreement and in all of the other Financing Documents are and remain true, correct and complete as of the date hereof as if made as of the date hereof, except as the same may expressly relate to an earlier date.

     5. No Events of Default. The Borrower hereby represents and warrants to the Lender that except as otherwise provided in Section 1 of this First Amendment, no Event of Default has occurred and is now continuing under the Credit Agreement or under any of the other Financing Documents, and there does not now exist any circumstance or set of facts, which with the passage of time or the giving of notice or both would constitute or result in an Event of Default under the Credit Agreement or under any of the other Financing Documents.

     6. Ratification of Financing Documents. Subject to the amendments expressly set forth in Section 2 of this First Amendment and in the Restated Post-Closing Agreement, the Borrower hereby ratifies and reaffirms all of the terms and provisions of the Financing Documents and hereby expressly acknowledges and confirms that the terms and provisions of each thereof, as amended hereby, shall and do remain in full force and effect. Any reference to the Credit Agreement contained in any of the Financing Documents shall now mean and refer to the Credit Agreement, as amended by this First Amendment.

     7. Conditions Precedent. The effectiveness of this First Amendment and the obligations of the Lender hereunder are subject to the satisfaction of each of the following conditions precedent, all of which shall be in form, scope and substance satisfactory to the Lender in all respects:

          (a) First Amendment; Restated Post-Closing Agreement. The Lender shall have received this First Amendment and the Restated Post-Closing Agreement, each as executed by a duly authorized officer of the Borrower, with the signature of such officer duly witnessed and notarized hereon.

          (b) Authority Documents. The Lender shall have received a Certificate of Assistant Clerk of the Borrower, dated of even date herewith, certifying: (i) the adoption by all of the Board of Directors of the Borrower of resolutions authorizing and approving the transactions contemplated by this First Amendment and the Restated Post-Closing Agreement; (ii) since April 13, 2000, there have been no amendments, modifications or changes to the Articles of Organization or By-Laws of the Borrower, and that said Articles of Organization and By-Laws continue to remain in full force and effect; and (iii) the name and signatures of the officers of the Borrower authorized to sign, for and on behalf of the Borrower, this First Amendment.

          (c) Incumbency Certificate. The Lender shall have received a certificate of the Borrower, dated as of the date hereof, as to the incumbency and signature of the officers of the Borrower executing this First Amendment, in form and substance reasonably satisfactory to the Lender, as executed by the Assistant Clerk of the Borrower.

          (d) Certificate of Corporate Good Standing. The Lender shall have received a Certificate of Corporate Legal Existence and Good Standing for the Borrower, as issued by the Massachusetts Secretary of State.

          (e) Fees, Costs and Expenses. The Lender shall have received payment or reimbursement from the Borrower for all of the fees, costs and expenses (including reasonable legal fees, costs and expenses) incurred by the Lender in connection with the transactions contemplated by this First Amendment and the Restated Post-Closing Agreement.

          (f) Other. The Borrower shall have delivered to the Lender such other documents and instruments as the Lender may reasonably require.

     8.   Miscellaneous.

          8.1 No Other Amendments; No Waiver. Except as expressly set forth herein, nothing contained herein shall be construed to modify, amend or otherwise alter any of the terms or provisions of any of the Financing Documents; nothing contained herein shall constitute a waiver of or bar to any rights or remedies available to the Lender, or a waiver of any Event of Default under the Financing Documents on any occasion, other than as expressly set forth herein; and nothing contained herein shall constitute an agreement by the Lender or obligate the Lender to take or refrain from taking any action.

          8.2 Execution; Counterparts. This First Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears hereon, and all of which shall together constitute one and the same instrument. This First Amendment shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

          8.3 Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto, and their respective representatives, successors and assigns.

          8.4 Governing Law. This First Amendment and all questions relating to its validity, interpretation, performance and enforcement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts, notwithstanding any conflict-of-law provisions to the contrary.

           [THE REMAINDER OF THIS PAGE IS LEFT BLANK INTENTIONALLY]
           --------------------------------------------------------

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered under seal by their proper and duly authorized officers as of the date first above written.

WITNESS:                            GEERLINGS & WADE, INC.


/s/ Gregg A. Kober                  By: /s/ David R. Pearce
-------------------------               -------------------------
Name:  Gregg A. Kober                   David R. Pearce, President


WITNESS:                            CITIZENS BANK OF MASSACHUSETTS


/s/ Christine Mattuchio             By: /s/ Michael T. Bulman
--------------------------             --------------------------
Name:  Christine Mattuchio             Michael T. Bulman,
                                       Senior Vice President

                         COMMONWEALTH OF MASSACHUSETTS

Norfolk County, ss.                                         December 4, 2000

     Then personally appeared the above-named David A. Pearce, as President of Geerlings & Wade, Inc., and acknowledged the foregoing instrument to be his free act and deed and the free act and deed of Geerlings & Wade, Inc., before me.


                                    /s/ Iveta Estrella
                                    ------------------
                                    Notary Public
                                    My commission expires: 6/21/07
                                    [AFFIX NOTARIAL SEAL]


                         COMMONWEALTH OF MASSACHUSETTS

Plymouth County, ss.                                          January 3, 2001

     Then personally appeared the above-named Michael T. Bulman, as Senior Vice President of Citizens Bank of Massachusetts, and acknowledged the foregoing instrument to be his free act and deed and the free act and deed of Citizens Bank of Massachusetts, before me.


                                    /s/ Christine Mattuchio
                                    -----------------------
                                    Notary Public
                                    My commission expires: August 27, 2004
                                    [AFFIX NOTARIAL SEAL]

                                                                       EXHIBIT A

                          FIRST AMENDED AND RESTATED
                            POST-CLOSING AGREEMENT

     This FIRST AMENDED AND RESTATED POST-CLOSING AGREEMENT (this "AGREEMENT") is made as of December 4, 2000, by and between GEERLINGS & WADE, INC., a Massachusetts corporation (the "BORROWER") and CITIZENS BANK OF MASSACHUSETTS, a Massachusetts bank (the "LENDER").

     All capitalized terms not defined herein but defined in the Credit Agreement, dated as of April 13, 2000, by and between the Borrower and the Lender, as amended by a certain First Amendment to Credit Agreement, dated of even date herewith (the "FIRST AMENDMENT TO CREDIT AGREEMENT"), by and between the Borrower and the Lender (said Credit Agreement, as so amended, is hereinafter referred to collectively as the "CREDIT AGREEMENT"), shall have the meanings given to such terms in the Credit Agreement.

                            Preliminary Statements:
                            -----------------------

     WHEREAS, the Borrower has requested that the Lender enter into the First Amendment to Credit Agreement in order to grant certain financial accommodations for the benefit of the Borrower with respect to the Loans, all as more particularly described therein; and

     WHEREAS, it is a condition precedent to the effectiveness of the First Amendment to Credit Agreement and to the obligation of the Lender thereunder that the Borrower enter into this Agreement which amends, restates and supersedes in its entirety that certain Post-Closing Agreement, dated as of April 13, 2000 (the "EXISTING POST-CLOSING AGREEMENT"), by and between the Borrower and the Lender;

     NOW, THEREFORE, in order to induce the Lender to enter into the First Amendment to Credit Agreement, and in consideration thereof and in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Existing Post-Closing Agreement is hereby amended, restated and superseded in its entirety as follows:

     1. Post-Closing Item. By WEDNESDAY, MARCH 31, 2001, the Borrower shall deliver (or cause to be delivered) to the Lender the Acknowledgment and Consent attached to the Collateral Assignment of Lease for the Canton, Massachusetts real estate, as executed the landlord of such real estate. The Lender shall have the right to exclude from the Borrowing Base any Eligible Inventory which is stored or otherwise kept on the Canton, Massachusetts real estate, until such time as the Borrower delivers the document described herein.

     2. Event of Default. Notwithstanding any provision contained in any of the Financing Documents to the contrary, any failure of the Borrower to punctually perform, observe, comply with or satisfy the covenant contained in the first sentence of Section 1 of this Agreement shall constitute an Event of Default under the Credit Agreement.

     3. Further Assurances. The Borrower will do all such acts, and will furnish to the Lender all such agreements, instruments, filings, certificates, legal opinions and other documents and will do or cause to be done all such other things as the Lender may reasonably request from time to time in order to effectuate the transactions contemplated in this Agreement.

     4. Miscellaneous.

          4.1 Counterparts. This Agreement may be executed in more than one counterpart, each of which taken together shall constitute one and the same instrument. This Agreement shall become effective only upon execution by all parties hereto.

          4.2 Headings. Headings appearing in this Agreement are intended for convenience only and do not constitute, and shall not be interpreted to be, a part of this Agreement.

          4.3 Notices. All notices required or permitted hereunder shall be in writing and delivered in accordance with the provisions of the Credit Agreement.

          4.4 Fees, Costs and Expenses. The Borrower agrees to pay, or to reimburse the Lender, as the case may be, on demand, for all fees, costs and expenses (including reasonable legal fees, costs and expense) incurred or paid by the Lender in connection with consummating the transactions contemplated by this Agreement.

          4.5 Successors and Assigns. The provisions of this Agreement shall be binding upon the respective heirs, successors and assigns of the parties hereto. This Agreement and any rights and remedies of the Lender hereunder may be assigned in whole or in part by the Lender at the Lender's discretion.

          4.6 WAIVER OF JURY TRIAL. THE BORROWER AND THE LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

          4.7 Governing Law; Jurisdiction. This Agreement is executed and delivered under seal and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts, without giving effect to the conflict of law provisions thereof. The Borrower submits itself to the non-exclusive jurisdiction of the Courts of The Commonwealth of Massachusetts for all purposes with respect to the Financing Documents and the Borrower's relationship with the Lender.

           [THE REMAINDER OF THIS PAGE IS LEFT BLANK INTENTIONALLY]
           --------------------------------------------------------

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered under seal by their proper and duly authorized officers as of the day and year first above written.

WITNESS:                                GEERLINGS & WADE, INC.



/s/ Gregg A. Kober                      By: /s/ David R. Pearce
-----------------------------               ----------------------------
Name:  Gregg A. Kober                       David R. Pearce, President


WITNESS:                                CITIZENS BANK OF MASSACHUSETTS



/s/ Christine Mattuchio                 By: /s/ Michael T. Bulman
-----------------------------               ----------------------------
Name: Christine Mattuchio                   Michael T. Bulman,
                                            Senior Vice President

                         COMMONWEALTH OF MASSACHUSETTS

Norfolk County, ss.                                             December 4, 2000

     Then personally appeared the above-named David R. Pearce as President of Geerlings & Wade, Inc., and acknowledged the foregoing instrument to be his free act and deed and the free act and deed of Geerlings & Wade, Inc., before me.

                                       /s/ Iveta Estrella
                                       -------------------------------------
                                       Notary Public
                                       My commission expires: 6/21/07
                                       [AFFIX NOTARIAL SEAL]



                         COMMONWEALTH OF MASSACHUSETTS

Plymouth County, ss.                                             January 3, 2001

     Then personally appeared the above-named Michael T. Bulman as Senior Vice President of Citizens Bank of Massachusetts, and acknowledged the foregoing instrument to be his free act and deed and the free act and deed of Citizens Bank of Massachusetts, before me.

                                        /s/ Christine Mattuchio
                                        --------------------------------------
                                        Notary Public
                                        My commission expires:  August 27, 2004

                                        [AFFIX NOTARIAL SEAL]